UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 30, 2025

Date of Report (date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

-

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

195 Humboldt Avenue

Chico, California 95928

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	LVLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2025, Tiffany R. Smith notified the Company of her decision to resign as Chief Financial Officer, effective June 30, 2025 (the “Transition Date”). Following the Transition Date, Ms. Smith will continue to serve the Company in an advisory position until the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 29, 2025, to ensure an orderly transition of her duties. Ms. Smith’s resignation is for personal reasons to enable her to relocate to assist a family member with significant health issues and did not arise from any disagreement on any matter relating to the operations, policies, financial results or accounting practices of the Company.

The Board of Directors of the Company (the “Board”) has initiated a search process with the assistance of a leading executive search firm to identify the Company’s next Chief Financial Officer.

In the interim, the Board has appointed Crystal Landsem to serve as the Company’s Interim Chief Financial Officer, effective as of the Transition Date, and she will hold the position of Interim Chief Financial Officer until a successor Chief Financial Officer is appointed. For avoidance of doubt, Ms. Landsem, age 41, will also continue to serve as Chief Executive Officer, a position she has held with the Company since March 6, 2023. Ms. Landsem previously served as the Company’s Chief Financial Officer from September 2015 to March 2023 and as Co-President from July 2020 to March 2023. Ms. Landsem received a Bachelor of Arts degree in Business Administration with an option in Accounting from California State University - Chico. The Board approved Ms. Landsem’s appointment as Interim Chief Financial Officer on June 3, 2025. Please see the disclosure in the Company’s Proxy Statement for the disclosure required by Item 401(d) of Regulation S-K under the heading “Director Independence” which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 4, 2025, the Company issued a press release announcing Ms. Smith’s decision to resign, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”).

The information contained or incorporated in this Item 7.01 of this Form 8-K is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release issued by Lulu’s Fashion Lounge Holdings, Inc. on June 4, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lulu’s Fashion Lounge Holdings, Inc.

Date: June 4, 2025	By:	/s/ Crystal Landsem
Crystal Landsem
Chief Executive Officer